SUPPLEMENT TO THE

SPARTAN® U.S. TREASURY MONEY MARKET FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN MONEY MARKET FUND

June 20, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective January 1, 2002, the "Money Market Insurance" paragraph on page 6 is no longer applicable.

The following information replaces the 2001 row found in the hypothetical investment table for each fund in the "Performance" section beginning on page 11.

SPARTAN U.S. TREASURY MONEY MARKET					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,000	$ 5,704	$ 0	$ 15,704	$ 41,369	$ 46,439	$ 13,084
SPARTAN U.S. GOVERNMENT MONEY MARKET					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,000	$ 6,053	$ 0	$ 16,053	$ 41,369	$ 46,439	$ 13,084
SPARTAN MONEY MARKET					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,000	$ 6,255	$ 0	$ 16,255	$ 41,369	$ 46,439	$ 13,084

The following information replaces the second paragraph found under the heading "Management-Related Expenses" in the "Management Contracts" section on page 18.

FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, for Spartan Money Market and Spartan U.S. Government Money Market, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The following information replaces the similar information found in the "Management Contracts" section on page 19.

Management Fees. For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.42% of the fund's average net assets throughout the month.

The following information supplements the table found under the heading "Management Fees" in the "Management Contracts" section on page 19.

On July 1, 2001, FMR reduced the management fee rate paid by the funds from 0.45% to 0.42%.

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SMFB-01-02 December 29, 2001
1.713588.105

Supplement to the
Spartan® U.S. Treasury Money Market Fund,
Spartan U.S. Government Money Market Fund
and Spartan Money Market Fund
June 20, 2001 Prospectus

The following information replaces the first paragraph in the "Fee Table" section on page 6.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Spartan U.S. Treasury Money Market are based on historical expenses, adjusted to reflect current fees, and do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for Spartan U.S. Government Money Market and Spartan Money Market are based on historical expenses, adjusted to reflect current fees.

The following information replaces the similar information found in the "Fee Table" section on page 7.

Annual fund operating expenses (paid from fund assets)

Spartan U.S. Treasury Money Market Market	Management fee	0.42%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.01%
	Total annual fund operating expenses	0.43%
Spartan U.S. Government Money MarketMoney Market	Management fee	0.42%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.00%
	Total annual fund operating expenses	0.42%
Spartan Money Market	Management fee	0.42%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.00%
	Total annual fund operating expenses	0.42%

Through arrangements with Spartan U.S. Treasury Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses for Spartan U.S. Treasury Money Market would have been 0.42%.

SMF-01-02 December 29, 2001
1.713587.105

The following information replaces the similar information found in the "Fee Table" section on page 8.

		Sell All Shares	Hold Shares
Spartan U.S. Treasury Money Market Market	1 year	$ 49	$ 44
	3 years	$ 143	$ 138
	5 years	$ 246	$ 241
	10 years	$ 547	$ 542
Spartan U.S. Government Money Market Money Market	1 year	$ 48	$ 43
	3 years	$ 140	$ 135
	5 years	$ 240	$ 235
	10 years	$ 535	$ 530
Spartan Money Market	1 year	$ 48	$ 43
	3 years	$ 140	$ 135
	5 years	$ 240	$ 235
	10 years	$ 535	$ 530

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page 10.

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government.

The following information replaces the information found in the "Fund Management" section on page 19.

Each fund's annual management fee rate is 0.42% of its average net assets.

On July 1, 2001, FMR reduced the management fee rate for the funds from 0.45% to 0.42%.